Exhibit 99.1

Media Contact	Investor Contact
Ed Steadham 203-578-2287	Terry Mangan 203-578-2318
esteadham@websterbank.com	tmangan@websterbank.com

WEBSTER REPORTS 2010 THIRD QUARTER PROFIT

WATERBURY, Conn., October 15, 2010 – Webster Financial Corporation (NYSE: WBS), the holding company for Webster Bank, N.A., today announced consolidated net income of $22.7 million for the quarter ended September 30, 2010. Net income available to common shareholders after $4.9 million of preferred dividends was $17.8 million, or $.22 per diluted share, for the quarter ended September 30, 2010.

Key points for the quarter:

Improved net interest margin of 3.36 percent compared to 3.27 percent for the second quarter.

Reduced levels of provision for loan losses and net charge-offs of $25.0 million and $28.7 million, respectively, compared to $32.0 million and $31.8 million in the second quarter.

Continued improvement in the level of non-performing loans and delinquencies, which declined by 1.9 percent and 11.9 percent, respectively, compared to the second quarter.

Improved core to total deposit ratio of 76 percent compared to 74 percent for the second quarter.

Webster Chairman and Chief Executive Officer James C. Smith said, “We are pleased to report higher earnings for the third quarter. Our operating fundamentals remained strong and credit trends showed further improvement. Expansion in the net interest margin was a key contributor to our performance, and we continued to build core deposit balances. The origination of $644 million in loans during the third quarter, which was up 11% from last quarter, shows our success in helping finance the economic recovery in our markets.”

Net interest income

•

The net interest margin increased by 9 basis points to 3.36 percent in the quarter, reflecting a 10 basis point decline in the cost of funds offset by a 1 basis point decline in the yield on interest-earning assets.

•	Average interest-earning assets for the quarter totaled $16.5 billion, down from $16.6 billion last quarter.

Provision for loan losses

•

$22.4 million of the $25.0 million provision for loan losses recorded in the quarter was related to the Company’s continuing portfolios, and $2.6 million was related to the liquidating portfolio. In the second quarter, $27.5 million of the $32.0 million provision for loan losses recorded in the quarter was related to the Company’s continuing portfolios, and $4.5 million was related to the liquidating portfolio.

•

Net charge-offs were $28.7 million in the quarter compared to $31.8 million for the quarter ended June 30, 2010; $23.0 million was related to the continuing portfolios compared to $24.5 million for the previous quarter and $5.7 million was related to the liquidating portfolio compared to $7.3 million for the previous quarter.

“Given improvement in key asset quality indictors in the quarter, including the level of non- performing loans, charge-offs and delinquencies, we were able to report a lower provision for loan losses compared to the second quarter,” noted Webster Senior Executive Vice President and Chief Financial Officer Jerry Plush. “If a continuation of such positive trends occurs in coming quarters, reduced provisioning is a likely outcome.”

Non-interest income

•

Non-interest income reflects the impact of $2.4 million in reduced deposit service fees from the adoption of Regulation E compared to the second quarter. Other changes include a net gain on sale of investment securities of $1.0 million compared to a net gain of $4.4 million in the second quarter. Third quarter results also include a $1.2 million positive fair value adjustment on common stock classified as trading, and a $1.0 million credit related other-than-temporary impairment loss on the write-down of investments to fair value compared to a credit related impairment loss of $1.2 million in the second quarter.

Non-interest expenses

•

Non-interest expenses, inclusive of other costs, decreased $17.9 million from the second quarter. Included in non-interest expense in the third quarter was a $2.8 million expense related to the previously announced settlement of a class action lawsuit related to the assessment and collection of over draft fees on customer checking accounts, and $0.3 million of severance expenses, while second quarter results included $19.7 million in provision for litigation reserves. Also included in non-interest expenses in the third quarter were foreclosed and repossessed asset write-downs of $2.2 million compared to $0.9 million for the second quarter. Loan workout expenses were also higher in the third quarter by $1.3 million.

Income taxes

•

The Company recorded $4.6 million of income tax expense in the quarter on the $27.3 million of pre-tax income applicable to continuing operations in the period. Tax expense is based on an estimated 20% annual effective tax rate.

Investment securities

•

Total investment securities were $5.4 billion at both September 30, 2010 and June 30, 2010. The carrying value of the available for sale portfolio included $36.3 million in net unrealized gains compared to net unrealized gains of $28.2 million at June 30, while the carrying value of the held to maturity portfolio does not reflect $136.3 million in net unrealized gains compared to net unrealized gains of $134.3 million at June 30.

Loans

•

Total loans were $10.9 billion at both September 30, 2010 and June 30, 2010. Total originations for the quarter were $644 million compared to $579 million in the second quarter. Originations consisted of $304 million in residential, $178 million in commercial non-mortgage, $48 million in consumer, $42 million in equipment finance, $35 million in asset-based lending, and $37 million in commercial real estate. In the quarter, residential mortgage loans in the continuing portfolio increased by $115.0 million, while consumer, commercial, and commercial real estate loans declined by $19.4 million, $14.3 million, and $19.1 million, respectively. The decrease in commercial loans reflects a reduction of $45.5 million in equipment finance loans, net of increases in asset based loans and middle market loans of $7.5 million and $23.7 million, respectively. The decline in commercial real estate reflects reductions of $16.1 million in residential development and net payoffs in the core portfolio.

•

The liquidating portfolio of indirect home equity and national construction loans, included in the consumer and residential loan portfolios, declined by $9.7 million and $0.8 million from June 30 to $185.0 million and $1.6 million, respectively.

•	National construction loans that have converted to permanent financing and are included in the residential loan portfolio declined by $1.5 million from June 30 to $27.0 million.

Asset quality

•

Total non-performing loans were $311.1 million or 2.85 percent of total loans at September 30, 2010 compared to $317.3 million or 2.92 percent at June 30, 2010. The decrease in non-performing loans reflects a combined decrease of $22.6 million in nonaccrual loans in all loan categories except residential, consumer, and commercial real estate, which increased $4.4 million, $3.2 million, and $8.8 million, respectively. Paying non-performing loans totaled $111.0 million at September 30 compared to $105.3 million at June 30.

•

Past due loans for the continuing portfolios decreased to $75.8 million at September 30 compared to $86.8 million at June 30. Past due loans for the liquidating portfolio were $8.1 million at September 30 compared to $6.5 million at June 30.

Deposits and borrowings

•

Total deposits were $13.6 billion at September 30, 2010 compared to $13.5 billion at June 30, 2010. Increases of $77.1 million in non-interest bearing deposits and $420.5 million in money market deposit accounts were offset by declines of $155.0 million, $17.6 million, and $223.4 million in NOW accounts, savings accounts and certificates of deposits, respectively. Non-interest bearing deposits to total deposits increased to approximately 14 percent of total deposits at September 30 compared to 13 percent at June 30.

•	Total borrowings were $2.1 billion at September 30 compared to $2.2 billion at June 30. Borrowings represented 12 percent of total assets at both September 30 and June 30.

Capital

The tangible common equity and Tier 1 common equity to risk weighted assets ratios increased to 5.91 percent and 8.19 percent, respectively, compared to 5.79 percent and 8.12 percent at June 30, 2010.

***

Webster Financial Corporation is the holding company for Webster Bank, National Association. With $17.8 billion in assets, Webster provides business and consumer banking, mortgage, financial planning, trust and investment services through 181 banking offices, 497 ATMs, mobile banking and the Internet. Webster Bank owns the asset-based lending firm Webster Business Credit Corporation, and the equipment finance firm Webster Capital Finance, and provides health savings account, trustee and administrative services through HSA Bank, a division of Webster Bank. Member FDIC and equal housing lender. For more information about Webster, including past press releases and the latest annual report, visit Webster’s website at www.websterbank.com.

***

Conference Call

A conference call covering Webster’s third quarter earnings announcement will be held today, Friday, October 15, at 9:00 a.m. EDT and may be heard through Webster’s investor relations website at www.wbst.com, or in listen-only mode by calling 1-877-407-8289 or 201-689-8341 internationally. The call will be archived on the website and available for future retrieval.

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements can be identified by words such as “believes”, “anticipates”, “expects”, “intends”, “targeted”, “continue”, “remain”, “will”, “should”, “may”, “plans”, “estimates” and similar references to future periods, however such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives and expectations of Webster or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on Webster’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Webster’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (1) local, regional, national and international economic conditions; (2) government intervention in the U.S. financial system; (3) changes in the level of non-performing assets and charge-offs; (4) inflation, interest rate, securities market and monetary fluctuations, and management’s estimates and projections of such fluctuations; (5) the timely development and acceptance of new products and services and perceived overall value of these products and services by users; (6) changes in management’s estimate of the adequacy of the allowance for loan losses; (7) the risks associated with the continued diversification of assets and adverse changes to credit quality; (8) technological changes; (9) the Company’s ability to increase market share and control expenses; (10) changes in laws, regulations and policies (including tax, banking, securities and insurance laws, regulations and policies); (11) changes in applicable accounting policies and practice; (12) legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; (13) the Company’s success at managing the risks involved in the foregoing items; and (14) the other factors that are described in the Company’s Annual Report on Form 10-K under the heading “Risk Factors.” Any forward-looking statement made by the Company in this release speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this press release contains certain non-GAAP financial measures. A reconciliation of net income and other performance ratios, as adjusted, is included in the accompanying selected financial highlights table.

We believe that providing certain non-GAAP financial measures provides investors with information useful in understanding our financial performance, our performance trends and financial position. Specifically, we provide measures based on what we believe are our operating earnings on a consistent basis and exclude non-core operating items which affect the GAAP reporting of results of operations. We utilize these measures for internal planning and forecasting purposes. We, as well as securities analysts, investors and other interested parties, also use these measures to compare peer company operating performance. We believe that our presentation and discussion, together with the accompanying reconciliations, provides a complete understanding of factors and trends affecting our business and allows investors to view performance in a manner similar to management. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results and we strongly encourage investors to review our consolidated financial statements in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.

WEBSTER FINANCIAL CORPORATION

Selected Financial Highlights (unaudited)

	At or for the Three Months Ended September 30,		At or for the Nine Months Ended September 30,
(In thousands, except per share data)	2010	2009	2010	2009

Net income (loss) and performance ratios (annualized):

Net income (loss) attributable to Webster Financial Corporation	$22,687	$(19,250)	$41,746	$(61,936)
Net income (loss) available to common shareholders	17,779	(26,100)	24,441	(30,854)
Net income (loss) per diluted common share	0.22	(0.39)	0.30	(1.35)
Return on average shareholders’ equity	4.80%	(4.14)%	2.95%	(4.45)%
Return on average tangible equity	6.74	(5.88)	4.15	(6.32)
Return on average assets	0.51	(0.44)	0.31	(0.47)

Income (loss) and performance ratios, (annualized), attributable to Webster Financial Corporation from continuing operations:

Income (loss) from continuing operations	$22,687	$(19,250)	$41,746	$(62,249)
Net income (loss) available to common shareholders	17,779	(26,100)	24,441	(31,167)
Net income (loss) from continuing operations per diluted common share	0.22	(0.39)	0.30	(1.36)
Return on average shareholders’ equity	4.80%	(4.14)%	2.95%	(4.47)%
Return on average tangible equity	6.74	(5.88)	4.15	(6.35)
Return on average assets	0.51	(0.44)	0.31	(0.47)
Noninterest income as a percentage of total revenue	25.97	25.85	28.63	26.85
Efficiency ratio (a)	65.79	65.11	66.04	66.29

Asset quality:

Allowance for loan losses	$340,341	$326,406	$340,341	$326,406
Non-performing assets	343,991	393,593	343,991	393,593
Allowance for loan losses / total loans	3.12%	2.88%	3.12%	2.88%
Net charge-offs / average loans (annualized)	1.06	2.25	1.23	1.62
Non-performing loans / total loans	2.85	3.19	2.85	3.19
Non-performing assets / total loans plus OREO	3.14	3.47	3.14	3.47
Allowance for loan losses / non-performing loans	109.39	90.40	109.39	90.40

Other ratios (annualized):

Tangible capital ratio	7.79%	7.70%	7.79%	7.70%
Tangible common equity ratio	5.91	5.10	5.91	5.10
Tier 1 risk-based capital ratio (c)	12.94	11.77	12.94	11.77
Total-risk based capital (c)	14.81	13.89	14.81	13.89
Tier 1 common equity / risk weighted assets (c)	8.19	6.31	8.19	6.31
Shareholders’ equity / total assets	10.66	10.60	10.66	10.60
Interest-rate spread	3.31	3.12	3.25	2.99
Net interest margin	3.36	3.18	3.30	3.07

Share and equity related:

Common equity	$1,572,053	$1,438,600	$1,572,053	$1,438,600
Book value per common share	20.02	21.11	20.02	21.11
Tangible book value per common share	13.09	13.05	13.09	13.05
Common stock closing price	17.56	12.47	17.56	12.47
Dividends declared per common share	0.01	0.01	0.03	0.03

Common shares issued and outstanding	78,505	68,140	78,505	68,140
Basic shares (average)	78,097	66,281	78,026	57,125
Diluted shares (average)	82,128	66,281	82,028	61,100

Footnotes:

(a)	Calculated using SNL’s methodology - noninterest expense (excluding foreclosed property expenses, intangible amortization, goodwill impairments and other charges) as a percentage of net interest income (FTE basis) plus noninterest income (excluding gain/loss on securities and other charges).
(b)	For purposes of the yield computation, unrealized gains (losses) on securities available for sale are excluded from the average balance.
(c)	The ratios presented are projected for the 2010 reporting periods and actual for the 2009 reporting periods.

WEBSTER FINANCIAL CORPORATION

Consolidated Balance Sheets (unaudited)

(In thousands)	September 30, 2010	June 30, 2010	September 30, 2009

Assets:

Cash and due from banks	$174,971	$179,490	$173,437
Short-term investments	65,255	40,041	360,618

Investment securities:
Trading, at fair value	9,991	8,785	—
Available for sale, at fair value	2,258,380	2,206,362	1,912,283
Held-to-maturity	3,097,515	3,136,605	2,702,881

Total securities	5,365,886	5,351,752	4,615,164

Loans held for sale	13,024	11,109	37,005

Loans:
Commercial	2,817,366	2,831,637	3,169,425
Commercial real estate	2,107,732	2,126,853	2,214,941
Residential mortgages	3,095,139	2,980,984	2,843,066
Consumer	2,887,946	2,917,086	3,094,927

Total loans	10,908,183	10,856,560	11,322,359
Allowance for loan losses	(340,341)	(344,087)	(326,406)

Loans, net	10,567,842	10,512,473	10,995,953

Prepaid FDIC premiums	62,813	68,257	—
Federal Home Loan Bank and Federal Reserve Bank stock	143,874	143,874	140,874
Premises and equipment, net	160,774	164,865	179,353
Goodwill and other intangible assets, net	552,561	553,958	559,592
Cash surrender value of life insurance policies	295,516	293,387	286,806
Deferred tax asset, net	113,145	101,855	139,458
Accrued interest receivable and other assets	284,597	322,087	320,026

Total Assets	$17,800,258	$17,743,148	$17,808,286

Liabilities and Equity:

Deposits:
Non-interest bearing deposits	$1,840,937	$1,763,819	$1,571,980
NOW accounts	2,349,683	2,504,659	2,544,260
Money market deposit accounts	2,611,093	2,190,611	2,209,145
Savings accounts	3,503,930	3,521,547	2,996,318
Certificates of deposit	3,224,131	3,447,534	4,148,759
Brokered deposits	44,261	51,375	130,268

Total deposits	13,574,035	13,479,545	13,600,730

Securities sold under agreements to repurchase and other short-term debt	1,048,363	960,197	872,030
Federal Home Loan Bank advances	473,512	629,828	663,210
Long-term debt	584,727	586,617	589,600
Accrued expenses and other liabilities	213,125	203,222	185,342

Total liabilities	15,893,762	15,859,409	15,910,912

Webster Financial Corporation shareholders’ equity	1,896,851	1,874,091	1,887,734
Non controlling interests	9,645	9,648	9,640

Total equity	1,906,496	1,883,739	1,897,374

Total Liabilities and Equity	$17,800,258	$17,743,148	$17,808,286

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Consolidated Statements of Operations (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2010	2009	2010	2009
Interest income:
Interest and fees on loans and leases	$123,042	$131,266	$368,839	$409,566
Investment securities	53,182	52,975	162,781	152,601
Loans held for sale	79	716	537	1,713

Total interest income	176,303	184,957	532,157	563,880

Interest expense:
Deposits	26,409	41,977	88,842	144,867
Borrowings	15,160	16,308	44,855	54,856

Total interest expense	41,569	58,285	133,697	199,723

Net interest income	134,734	126,672	398,460	364,157
Provision for loan losses	25,000	85,000	100,000	236,000

Net interest income after provision for loan losses	109,734	41,672	298,460	128,157

Non-interest income:
Deposit service fees	26,822	30,844	83,951	88,787
Loan related fees	6,119	5,557	19,349	18,389
Wealth and investment services	6,220	6,160	18,273	17,991
Mortgage banking activities	1,658	1,406	1,947	5,445
Increase in cash surrender value of life insurance policies	2,677	2,692	7,867	7,949
Net gain (loss) on sale of investment securities	1,027	(4,728)	9,709	(13,863)
Other income	2,510	3,517	8,325	5,117

	47,033	45,448	149,421	129,815
Higher One - fair value adjustment and gain on sale	1,205	—	16,221	—
Loss on write-down of investment securities to fair value	(970)	(1,290)	(5,838)	(28,400)
Gain on the exchange of trust preferreds for common stock	—	—	—	24,336
Gain on early extinguishment of subordinated notes	—	—	—	5,993
Visa share transactions	—	—	—	1,907

Total non-interest income	47,268	44,158	159,804	133,651

Non-interest expenses:
Compensation and benefits	60,231	59,772	181,894	175,430
Occupancy	13,777	13,572	41,763	41,461
Technology and equipment expense	15,886	15,199	46,811	45,627
Marketing	4,634	3,802	14,651	10,104
Professional and outside services	4,038	3,628	10,206	10,806
Intangible assets amortization	1,397	1,421	4,191	4,334
Foreclosed and repossessed asset expenses	1,596	1,733	4,297	4,868
Foreclosed and repossessed asset write-downs	2,157	2,232	5,109	8,354
Loan workout expenses	3,477	1,521	7,602	4,235
Deposit insurance	5,882	5,942	19,128	24,491
Other expenses	13,543	14,095	40,642	39,747

	126,618	122,917	376,294	369,457

Provision for litigation reserve	—	—	19,676	—
Other, including fraud related costs	303	4,169	12,242	5,722
Legal settlement-overdraft fees	2,800	—	2,800	—

Total non-interest expenses	129,721	127,086	411,012	375,179

Income (loss) from continuing operations before income taxes	27,281	(41,256)	47,252	(113,371)
Income tax expense (benefit)	4,597	(22,014)	5,502	(51,143)

Income (loss) from continuing operations	22,684	(19,242)	41,750	(62,228)
Income from discontinued operations, net of tax	—	—	—	313

Consolidated net income (loss)	22,684	(19,242)	41,750	(61,915)
Less: Net income (loss) attributable to noncontrolling interests	(3)	8	4	21

Net income (loss) attributable to Webster Financial Corp.	22,687	(19,250)	41,746	(61,936)
Preferred stock dividends, accretion and extinguishment gain	(4,908)	(6,850)	(17,305)	31,082

Net income (loss) available to common shareholders	$17,779	$(26,100)	$24,441	$(30,854)

Diluted shares (average)	82,128	66,281	82,028	61,100

Net income (loss) per common share available to common shareholders:
Basic
Income (loss) from continuing operations	$0.23	$(0.39)	$0.31	$(0.55)
Net income (loss)	0.23	(0.39)	0.31	(0.54)
Diluted
Income (loss) from continuing operations	0.22	(0.39)	0.30	(1.36)
Net income (loss)	0.22	(0.39)	0.30	(1.35)

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Consolidated Statements of Operations (unaudited)

	Three Months Ended
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
(In thousands, except per share data)	2010	2010	2010	2009	2009
Interest income:
Interest and fees on loans and leases	$123,042	$122,447	$123,350	$127,069	$131,266
Investment securities	53,182	55,443	54,156	54,029	52,975
Loans held for sale	79	144	314	364	716

Total interest income	176,303	178,034	177,820	181,462	184,957

Interest expense:
Deposits	26,409	30,482	31,951	35,937	41,977
Borrowings	15,160	15,210	14,485	15,044	16,308

Total interest expense	41,569	45,692	46,436	50,981	58,285

Net interest income	134,734	132,342	131,384	130,481	126,672
Provision for loan losses	25,000	32,000	43,000	67,000	85,000

Net interest income after provision for loan losses	109,734	100,342	88,384	63,481	41,672

Non-interest income:
Deposit service fees	26,822	29,345	27,784	30,634	30,844
Loan related fees	6,119	7,225	6,005	6,501	5,557
Wealth and investment services	6,220	6,218	5,835	6,009	6,160
Mortgage banking activities	1,658	427	(138)	1,456	1,406
Increase in cash surrender value of life insurance policies	2,677	2,612	2,578	2,680	2,692
Net gain (loss) on sale of investment securities	1,027	4,364	4,318	54	(4,728)
Other income	2,510	1,501	4,314	2,648	3,517

	47,033	51,692	50,696	49,982	45,448
Higher One - fair value adjustment and gain on sale	1,205	15,016	—	—	—
Loss on write-down of investment securities to fair value	(970)	(1,188)	(3,680)	(77)	(1,290)
Warrants - fair value adjustment	—	—	—	3,552	—

Total non-interest income	47,268	65,520	47,016	53,457	44,158

Non-interest expenses:
Compensation and benefits	60,231	60,584	61,079	61,644	59,772
Occupancy	13,777	13,546	14,440	14,061	13,572
Technology and equipment expense	15,886	15,657	15,268	15,299	15,199
Marketing	4,634	5,226	4,791	4,365	3,802
Professional and outside services	4,038	3,566	2,602	4,209	3,628
Intangible assets amortization	1,397	1,397	1,397	1,408	1,421
Foreclosed and repossessed asset expenses	1,596	1,009	1,692	2,349	1,733
Foreclosed and repossessed asset write-downs	2,157	891	2,061	2,588	2,232
Loan workout expenses	3,477	2,200	1,925	1,582	1,521
Deposit insurance	5,882	7,161	6,085	5,565	5,942
Other expenses	13,543	15,878	11,221	12,610	14,095

	126,618	127,115	122,561	125,680	122,917
Provision for litigation reserve	—	19,676	—	—	—
Other, including fraud related costs	303	876	11,063	6,533	4,169
Legal settlement-overdraft fees	2,800	—	—	—	—

Total non-interest expenses	129,721	147,667	133,624	132,213	127,086

Income (loss) from continuing operations before income taxes	27,281	18,195	1,776	(15,275)	(41,256)
Income tax expense (benefit)	4,597	550	355	(1,593)	(22,014)

Income (loss) from continuing operations	22,684	17,645	1,421	(13,682)	(19,242)
Income (loss) from discontinued operations, net of tax	—	—	—	(11)	—

Consolidated net income (loss)	22,684	17,645	1,421	(13,693)	(19,242)
Less: Net income (loss) attributable to noncontrolling interests	(3)	7	—	1	8

Net income (loss) attributable to Webster Financial Corp.	22,687	17,638	1,421	(13,694)	(19,250)
Preferred stock dividends and accretion	(4,908)	(4,908)	(7,490)	(40,700)	(6,850)

Net income (loss) available to common shareholders	$17,779	$12,730	$(6,069)	$(54,394)	$(26,100)

Diluted shares (average)	82,128	82,721	77,922	72,747	66,281

Net income (loss) per common share available to common shareholders:
Basic
Income (loss) from continuing operations	$0.23	$0.16	$(0.08)	$(0.76)	$(0.39)
Net income (loss)	0.23	0.16	(0.08)	(0.76)	(0.39)
Diluted
Income (loss) from continuing operations	0.22	0.15	(0.08)	(0.84)	(0.39)
Net income (loss)	0.22	0.15	(0.08)	(0.84)	(0.39)

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Interest-Rate Spreads and Margin (unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009

Interest-rate spread
Yield on interest-earning assets	4.36%	4.37%	4.42%	4.50%	4.60%
Cost of interest-bearing liabilities	1.05	1.15	1.19	1.30	1.48

Interest-rate spread	3.31%	3.22%	3.23%	3.20%	3.12%

Net interest margin	3.36%	3.27%	3.28%	3.26%	3.18%

Consolidated Average Balances, Yields and Rates Paid (unaudited)

Three Months Ended September 30,	2010			2009
(Dollars in thousands)	Average balance	Interest	Fully tax- equivalent yield/rate	Average balance	Interest	Fully tax- equivalent yield/rate

Assets:
Interest-earning assets:
Loans	$10,886,020	$123,042	4.48%	$11,465,068	$131,266	4.54%
Investment securities (b)	5,304,990	56,240	4.27	4,303,155	55,777	5.14
Loans held for sale	6,936	79	4.58	68,663	716	4.17
Federal Home Loan and Federal Reserve Bank stock	143,874	761	2.10	138,070	674	1.94
Short-term investments	113,833	70	0.24	272,222	187	0.27

Total interest-earning assets	16,455,653	180,192	4.36	16,247,178	188,620	4.60

Noninterest-earning assets	1,362,141			1,344,626

Total assets	$17,817,794			$17,591,804

Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Demand deposits	$1,810,270	$—	—%	$1,598,433	$—	—%
Savings, NOW and money market deposits	8,441,033	11,401	0.54	7,444,729	15,602	0.83
Certificates of deposit	3,374,112	15,008	1.76	4,384,509	26,375	2.39

Total deposits	13,625,415	26,409	0.77	13,427,671	41,977	1.24

Securities sold under agreements to repurchase and other short-term debt	894,475	4,048	1.77	895,771	4,472	1.95
Federal Home Loan Bank advances	603,639	4,682	3.04	662,367	6,514	3.85
Long-term debt	585,825	6,430	4.39	589,384	5,322	3.61

Total borrowings	2,083,939	15,160	2.87	2,147,522	16,308	2.99

Total interest-bearing liabilities	15,709,354	41,569	1.05	15,575,193	58,285	1.48

Noninterest-bearing liabilities	207,419			146,798

Total liabilities	15,916,773			15,721,991

Noncontrolling interests	9,645			9,636

Webster Financial Corp. shareholders’ equity	1,891,376			1,860,177

Total liabilities and equity	$17,817,794			$17,591,804

Tax-equivalent net interest income		138,623			130,335
Less: tax-equivalent adjustment		(3,889)			(3,663)

Net interest income		$134,734			$126,672

Interest-rate spread			3.31%			3.12%

Net interest margin			3.36%			3.18%

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Consolidated Average Balances, Yields and Rates Paid (unaudited)

Nine Months Ended September 30,	2010			2009
(Dollars in thousands)	Average balance	Interest	Fully tax- equivalent yield/rate	Average balance	Interest	Fully tax- equivalent yield/rate

Assets:
Interest-earning assets:
Loans	$10,913,211	$368,839	4.49%	$11,870,636	$409,566	4.58%
Investment securities (b)	5,249,708	171,202	4.36	3,975,016	161,352	5.31
Loans held for sale	15,639	537	4.58	55,798	1,713	4.09
Federal Home Loan and Federal Reserve Bank stock	142,566	2,223	2.08	136,940	1,970	1.92
Short-term investments	182,718	352	0.25	102,421	261	0.34

Total interest-earning assets	16,503,842	543,153	4.38	16,140,811	574,862	4.71

Noninterest-earning assets	1,380,951			1,417,635

Total assets	$17,884,793			$17,558,446

Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Demand deposits	$1,722,940	$—	—%	$1,557,900	$—	—%
Savings, NOW and money market deposits	8,488,236	38,482	0.61	6,716,808	46,542	0.93
Certificates of deposit	3,593,845	50,360	1.87	4,665,633	98,325	2.82

Total deposits	13,805,021	88,842	0.86	12,940,341	144,867	1.50

Securities sold under agreements to repurchase and other short-term debt	836,148	12,172	1.92	1,204,744	14,826	1.62
Federal Home Loan Bank advances	585,830	13,847	3.12	732,351	20,028	3.61
Long-term debt	587,431	18,836	4.28	641,152	20,002	4.16

Total borrowings	2,009,409	44,855	2.96	2,578,247	54,856	2.82

Total interest-bearing liabilities	15,814,430	133,697	1.13	15,518,588	199,723	1.72

Noninterest-bearing liabilities	174,079			172,467

Total liabilities	15,988,509			15,691,055

Noncontrolling interests	9,641			9,629

Webster Financial Corporation shareholders’ equity	1,886,643			1,857,762

Total liabilities and equity	$17,884,793			$17,558,446

		409,456			375,139
Less: tax-equivalent adjustment		(10,996)			(10,982)

Net interest income		$398,460			$364,157

Interest-rate spread			3.25%			2.99%

Net interest margin			3.30%			3.07%

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Loan Balances (unaudited)

(Dollars in thousands)	Sept. 30, 2010	June 30, 2010	March 31, 2010	Dec. 31, 2009	Sept. 30, 2009

Loan Balances (actuals):
Continuing Portfolio:
Commercial	$1,562,633	$1,538,924	$1,539,975	$1,505,956	$1,619,284
Equipment financing	759,416	804,871	846,562	897,802	951,500
Asset based lending	495,317	487,842	503,816	526,481	598,641
Commercial real estate	2,041,237	2,044,264	2,057,361	2,067,862	2,086,298
Residential development	66,495	82,589	97,173	114,258	128,643
Residential mortgages	3,093,581	2,978,601	2,890,982	2,898,820	2,837,240
Consumer	2,702,920	2,722,348	2,750,084	2,801,588	2,863,622

Total continuing	10,721,599	10,659,439	10,685,953	10,812,767	11,085,228
Allowance for loan losses	(293,541)	(294,187)	(291,171)	(287,784)	(269,306)

Total continuing, net	10,428,058	10,365,252	10,394,782	10,524,983	10,815,922

Liquidating Portfolio:
National Construction Lending Center (NCLC)	1,558	2,383	3,309	4,817	5,826
Consumer	185,026	194,738	207,258	219,125	231,305

Total liquidating portfolio	186,584	197,121	210,567	223,942	237,131
Allowance for loan losses	(46,800)	(49,900)	(52,700)	(53,400)	(57,100)

Total liquidating, net	139,784	147,221	157,867	170,542	180,031

Total Loan Balances (actuals)	10,908,183	10,856,560	10,896,520	11,036,709	11,322,359
Allowance for loan losses	(340,341)	(344,087)	(343,871)	(341,184)	(326,406)

Loans, (net)	$10,567,842	$10,512,473	$10,552,649	$10,695,525	$10,995,953

Loan Balances (average):
Continuing Portfolio:
Commercial	$1,555,430	$1,542,994	$1,520,157	$1,548,470	$1,675,289
Equipment finance	784,215	825,581	871,972	930,050	975,552
Asset based lending	496,871	497,673	523,938	577,330	622,472
Commercial real estate	2,039,180	2,049,162	2,062,769	2,075,754	2,089,643
Residential development	73,510	88,866	107,343	125,320	139,040
Residential mortgages	3,029,900	2,932,305	2,892,797	2,860,204	2,831,440
Consumer	2,714,835	2,737,076	2,780,063	2,834,923	2,884,543

Total continuing	10,693,941	10,673,657	10,759,039	10,952,051	11,217,979
Allowance for loan losses	(295,414)	(294,079)	(291,281)	(277,870)	(260,472)

Total continuing, net	10,398,527	10,379,578	10,467,758	10,674,181	10,957,507

Liquidating Portfolio:
NCLC	1,975	2,574	4,558	5,661	6,414
Consumer	190,104	201,766	213,013	224,351	240,675

Total liquidating portfolio	192,079	204,340	217,571	230,012	247,089
Allowance for loan losses	(46,800)	(49,900)	(52,700)	(53,400)	(57,100)

Total liquidating, net	145,279	154,440	164,871	176,612	189,989

Total Loan Balances (average)	10,886,020	10,877,997	10,976,610	11,182,063	11,465,068
Allowance for loan losses	(342,214)	(343,979)	(343,981)	(331,270)	(317,572)

Loans, (net)	$10,543,806	$10,534,018	$10,632,629	$10,850,793	$11,147,496

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Non-performing Assets (unaudited)

(Dollars in thousands)	Sept. 30, 2010	June 30, 2010	March 31, 2010	Dec. 31, 2009	Sept. 30, 2009

Non-performing loans:
Continuing Portfolio:
Commercial	$45,877	$48,533	$46,486	$56,632	$61,746
Equipment financing	23,300	28,271	32,985	30,152	31,784
Asset based lending	15,779	21,903	28,647	13,982	5,064
Commercial real estate	62,588	53,826	50,711	56,144	47,644
Residential development	19,620	26,941	34,651	47,264	44,821
Residential mortgages	55,517	60,512	70,908	70,311	66,180
Performing non-accrual residential mortgages	42,472	33,112	34,699	39,256	43,581
Consumer	24,129	23,290	27,832	31,299	33,837
Performing non-accrual consumer	10,765	8,348	5,735	7,456	6,000

Nonperforming loans - continuing portfolio	300,047	304,736	332,654	352,496	340,657

Liquidating Portfolio:
NCLC	1,557	1,557	2,483	3,408	4,089
Performing non-accrual NCLC	—	825	825	825	825
Consumer	7,784	8,549	10,895	13,915	14,030
Performing non-accrual consumer	1,736	1,644	1,990	2,333	1,475

Nonperforming loans - liquidating portfolio	11,077	12,575	16,193	20,481	20,419

Total non-performing loans	$311,124	$317,311	$348,847	$372,977	$361,076

Other real estate owned and repossessed assets:
Continuing Portfolio:
Commercial	$17,916	$14,918	$13,464	$11,621	$13,225
Equipment financing	5,056	4,757	6,654	6,522	8,479
Asset based lending	—	—	—	—	—
Commercial real estate	—	—	—	—	—
Residential development	—	—	—	—	—
Residential mortgages	5,883	4,309	4,461	4,131	2,872
Consumer	1,041	4,542	4,025	5,017	4,833

Total continuing	29,896	28,526	28,604	27,291	29,409

Liquidating Portfolio:
NCLC	2,380	2,939	1,744	1,401	3,108
Consumer	591	427	126	296	—

Total liquidating	2,971	3,366	1,870	1,697	3,108

Total other real estate owned and repossessed assets	$32,867	$31,892	$30,474	$28,988	$32,517

Total non-performing assets	$343,991	$349,203	$379,321	$401,965	$393,593

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Past Due Loans (unaudited)

(Dollars in thousands)	Sept. 30, 2010	June 30, 2010	March 31, 2010	Dec. 31, 2009	Sept. 30, 2009

Past due 30-89 days:

Accruing loans:

Continuing Portfolio:
Commercial	$9,026	$11,295	$17,124	$7,871	$9,735
Equipment financing	6,043	8,818	11,030	10,642	10,407
Asset based lending	—	—	—	—	—
Commercial real estate	7,354	11,069	16,950	8,183	23,872
Residential development	—	200	2,528	551	776
Residential mortgages	27,821	28,015	30,843	36,086	38,927
Consumer	25,546	27,378	27,099	27,214	31,178

Past Due 30-89 days - continuing portfolio	75,790	86,775	105,574	90,547	114,895

Liquidating Portfolio:
NCLC	—	—	—	582	910
Consumer	8,133	6,496	8,596	9,804	11,680

Past Due 30-89 days - liquidating portfolio	8,133	6,496	8,596	10,386	12,590

Accruing loans past due 90 days or more:
Commercial	150	366	350	50	2,685
Equipment financing	—	—	—	—	—
Asset based lending	—	—	—	—	—
Commercial real estate	—	1,305	365	236	206
Residential development	—	—	—	—	—
Residential mortgages	—	407	—	—	—
Consumer	—	60	—	—	—

Accruing loans past due 90 days or more:	150	2,138	715	286	2,891

Total past due loans	$84,073	$95,409	$114,885	$101,219	$130,376

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Changes in the Allowance for Loan Losses (unaudited)

	For the Three Months Ended
(Dollars in thousands)	Sept. 30, 2010	June 30, 2010	March 31, 2010	Dec. 31, 2009	Sept. 30, 2009

Beginning balance	$344,087	$343,871	$341,184	$326,406	$305,999
Provision	25,000	32,000	43,000	67,000	85,000
Allowance for sold loans	—	—	—	(469)	—

Charge-offs continuing portfolio:
Commercial	4,069	4,101	5,271	6,094	13,729
Equipment financing	3,972	3,601	5,108	13,302	7,939
Asset based lending	4,686	5,200	2,447	1,099	15,926
Commercial real estate	2,260	94	1,382	4,605	—
Residential development	1,167	2,110	5,131	6,600	3,019
Residential mortgages	2,666	3,067	4,455	2,858	2,721
Consumer	9,472	10,166	9,896	10,723	10,237

Charge-offs continuing portfolio	28,292	28,339	33,690	45,281	53,571

Charge-offs liquidating portfolio:
NCLC	—	1,170	70	1,068	135
Consumer	6,158	6,469	9,315	8,232	13,256

Charge-offs liquidating portfolio	6,158	7,639	9,385	9,300	13,391

Total charge-offs	34,450	35,978	43,075	54,581	66,962

Recoveries continuing portfolio:
Commercial	408	764	515	476	435
Equipment financing	1,473	1,100	952	898	821
Asset based lending	1,136	497	254	55	—
Commercial real estate	—	—	—	—	—
Residential development	616	172	—	—	—
Residential mortgages	380	141	80	82	277
Consumer	1,277	1,153	455	535	642

Recoveries continuing portfolio	5,290	3,827	2,256	2,046	2,175

Recoveries liquidating portfolio:
NCLC	73	217	302	614	62
Consumer	341	150	204	168	132

Recoveries liquidating portfolio	414	367	506	782	194

Total recoveries	5,704	4,194	2,762	2,828	2,369

Total net charge-offs	28,746	31,784	40,313	51,753	64,593

Ending balance	$340,341	$344,087	$343,871	$341,184	$326,406

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Asset Quality Ratios

	For the Three Months Ended
(Dollars in thousands)	Sept. 30, 2010	June 30, 2010	March 31, 2010	Dec. 31, 2009	Sept. 30, 2009

Total Portfolio
Allowance for loan losses / total loans	3.12%	3.17%	3.16%	3.09%	2.88%
Net charge-offs / average loans (annualized)	1.06	1.17	1.47	1.85	2.25
Nonperforming loans / total loans	2.85	2.92	3.20	3.38	3.19
Nonperforming assets / total loans plus OREO	3.14	3.21	3.47	3.63	3.47
Allowance for loan losses / nonperforming loans	109.39	108.44	98.57	91.48	90.40

Continuing Portfolio
Allowance for loan losses / total loans	2.74%	2.76%	2.72%	2.66%	2.43%
Net charge-offs / average loans (annualized)	0.86	0.92	1.17	1.58	1.83
Nonperforming loans / total loans	2.80	2.86	3.11	3.26	3.07
Nonperforming assets / total loans plus OREO	3.07	3.12	3.37	3.50	3.33
Allowance for loan losses / nonperforming loans	97.83	96.54	87.53	81.64	79.05

Liquidating Portfolio
NCLC
Allowance for loan losses / total loans	19.26%	16.79%	21.15%	18.68%	17.16%
Net charge-offs (recoveries) / average loans (annualized)	(14.78)	148.10	(20.36)	32.08	4.55
Nonperforming loans / total loans	99.94	99.96	99.97	87.88	84.35
Allowance for loan losses / nonperforming loans	19.27	16.79	21.16	21.26	20.35

Consumer
Allowance for loan losses / total loans	25.13%	25.42%	25.09%	23.96%	24.25%
Net charge-offs / average loans (annualized)	12.24	12.53	17.11	14.38	21.81
Nonperforming loans / total loans	5.15	5.23	6.22	7.41	6.70
Allowance for loan losses / nonperforming loans	488.45	485.63	403.57	323.12	361.82

See Selected Financial Highlights for footnotes.